Exhibit 99.2

Strategic Hotels & Resorts

Supplemental Financial Information

December 31, 2009

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Supplemental Financial Information December 31, 2009

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Supplemental Financial Information December 31, 2009

CORPORATE INFORMATION

The Company

Strategic Hotels & Resorts Inc. (SHR) is an industry-leading owner and asset manager of high-end hotels and resorts. We own a quality portfolio of upper upscale and luxury hotels and resorts in desirable North American and European locations. Our portfolio is currently made up of 17 properties totaling 8,002 rooms. We own unique hotels with complex operations, sophisticated customers and multiple revenue streams. Our properties include large convention hotels, business hotels and resorts, which are managed by internationally recognized hotel management companies.

We believe our asset management expertise is what truly distinguishes us. Asset management is our focus, our core competency, and our competitive advantage. Our business is driven by our team’s depth of knowledge and hands-on expertise in every aspect of the lodging industry. While our focus is to drive top line revenues, we importantly focus on every component of bottom line profitability. We use our experience to make selective, value added acquisitions and recycle capital through thoughtful and planned dispositions. Simply put, we are utilizing our expert management skills in building a great hotel company which we believe will provide attractive returns for our shareholders.

Strategic Hotels & Resorts is a real estate investment trust (REIT) and is traded on the New York Stock Exchange under the symbol BEE.

Fiscal Year End:

December 31

Number of Full-Time Equivalent Employees:

42

Corporate Headquarters:

200 West Madison Street, Suite 1700

Chicago, IL 60606

(312) 658-5000

Company Contacts:

James Mead

Chief Financial Officer

(312) 658-5000

Ryan Bowie

Vice President and Treasurer

(312) 658-5000

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Supplemental Financial Information December 31, 2009

Board of Directors

William A. Prezant

Chairman of the Board, Corporate Governance and Nominating Committee and Executive Committee

Laurence S. Geller

Director, President and Chief Executive Officer

Robert P. Bowen

Director and Chairman of the Audit Committee

James A. Jeffs

Director and Chairman of the Compensation Committee

Kenneth Fisher

Director

Raymond L. Gellein, Jr.

Director

Richard D. Kincaid

Director

Sir David M.C. Michels

Director

Eugene F. Reilly

Director

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Supplemental Financial Information December 31, 2009

Officers

Laurence S. Geller

President and Chief Executive Officer

James E. Mead

Executive Vice President and Chief Financial Officer (Principal Financial Officer)

Richard J. Moreau

Executive Vice President, Asset Management

Stephen M. Briggs

Senior Vice President, Chief Accounting Officer (Principal Accounting Officer)

Jayson C. Cyr

Senior Vice President, Internal Audit

Paula C. Maggio

Senior Vice President, Secretary & General Counsel

Robert T. McAllister

Senior Vice President, Tax

Patricia A. Needham

Senior Vice President, Assistant Secretary

John K.T. Barrett

Vice President, Asset Management

Ryan M. Bowie

Vice President, Treasurer

Gregory A. Brenner

Vice President, Controller

D. Robert Britt

Vice President, Asset Management

Michael A. Dalton

Vice President, Design

Thomas G. Healy

Vice President, Asset Management

David R. Hogin, Jr.

Vice President, Asset Management

Cory P. Warning

Vice President, Development

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Supplemental Financial Information December 31, 2009

Equity Research Coverage

Firm	Analyst	Telephone

Deutsche Bank North America	Chris Woronka	(212) 250-5815

Green Street Advisors, Inc.	John Arabia	(949) 640-8780

JMP Securities	Will Marks	(415) 835-8944

Keefe, Bruyette & Woods	Smedes Rose	(212) 887-3696

Raymond James & Associates	William Crow	(727) 567-2594

Robert W. Baird & Co.	David Loeb	(414) 765-7063

Wells Fargo Securities, LLC	Jeffrey Donnelly	(617) 603-4262

Strategic Hotels & Resorts is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Strategic Hotels & Resorts’ performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Strategic Hotels & Resorts or its management. Strategic Hotels & Resorts does not by its reference here imply its endorsement of, or concurrence with, such information, conclusions or recommendations.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Supplemental Financial Information December 31, 2009

FINANCIAL HIGHLIGHTS

Supplemental Financial Data

(in thousands, except per share information)

	December 31, 2009
	Pro Rata Share	Consolidated
Capitalization
Common shares outstanding	75,253	75,253
Operating partnership units outstanding	955	955
Stock options outstanding	885	885
Restricted stock units outstanding	862	862

Combined shares, options and units outstanding	77,955	77,955
Common stock price at end of period	$1.86	$1.86

Common equity capitalization	$144,996	$144,996
Preferred equity capitalization (at $25.00 face value)	370,236	370,236
Consolidated debt (excludes discount on exchangeable senior notes)	1,658,745	1,658,745
Pro rata share of unconsolidated debt	282,825	—
Pro rata share of consolidated debt	(107,065)	—
Cash and cash equivalents	(116,310)	(116,310)

Total enterprise value	$2,233,427	$2,057,667

Net Debt / Total Enterprise Value	76.9%	75.0%
Preferred Equity / Total Enterprise Value	16.6%	18.0%
Common Equity / Total Enterprise Value	6.5%	7.0%

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Supplemental Financial Information Three Months and Years Ended December 31, 2009 and 2008

Consolidated Statements of Operations

(in thousands, except per share data)

	Three Months Ended December 31,		Years Ended December 31,
	2009	2008	2009	2008
Revenues:
Rooms	$99,759	$111,168	$393,206	$507,383
Food and beverage	63,146	77,366	230,630	310,939
Other hotel operating revenue	23,593	25,681	95,105	104,680

	186,498	214,215	718,941	923,002
Lease revenue	1,345	1,170	4,858	5,387

Total revenues	187,843	215,385	723,799	928,389

Operating Costs and Expenses:
Rooms	27,910	29,214	110,631	126,804
Food and beverage	45,672	52,629	170,503	215,683
Other departmental expenses	54,117	58,963	210,044	238,258
Management fees	6,736	7,205	26,593	35,920
Other hotel expenses	14,253	14,637	53,613	58,423
Lease expense	4,491	3,926	16,971	17,489
Depreciation and amortization	36,171	30,789	139,243	116,538
Impairment losses and other charges	49,795	231,806	100,009	328,485
Corporate expenses	4,778	5,309	25,703	26,369

Total operating costs and expenses	243,923	434,478	853,310	1,163,969

Operating loss	(56,080)	(219,093)	(129,511)	(235,580)
Interest expense	(25,393)	(21,891)	(102,521)	(89,445)
Interest income	27	315	738	1,796
Loss on early extinguishment of debt	—	—	(883)	—
Equity in (losses) earnings of joint ventures	(426)	(360)	1,718	2,810
Foreign currency exchange loss	(1,789)	(5,187)	(2,119)	(1,113)
Other expenses, net	(777)	(196)	(609)	(690)

Loss before income taxes, distributions in excess of noncontrolling interest capital, loss on sale of noncontrolling interests in hotel properties and discontinued operations	(84,438)	(246,412)	(233,187)	(322,222)
Income tax expense	(2,086)	(3,267)	(3,929)	(10,560)
Distributions in excess of noncontrolling interest capital	—	—	—	(2,499)

Loss before loss on sale of noncontrolling interests in hotel properties and discontinued operations	(86,524)	(249,679)	(237,116)	(335,281)
Loss on sale of noncontrolling interests in hotel properties	—	—	—	(46)

Loss from continuing operations	(86,524)	(249,679)	(237,116)	(335,327)
Income (loss) from discontinued operations, net of tax	20,826	(30,277)	(9,317)	17,841

Net loss	(65,698)	(279,956)	(246,433)	(317,486)
Net loss attributable to the noncontrolling interests in SHR’s operating partnership	832	3,578	3,129	4,065
Net loss (income) attributable to the noncontrolling interests in consolidated affiliates	403	(983)	(641)	(3,870)

Net loss attributable to SHR	(64,463)	(277,361)	(243,945)	(317,291)
Preferred shareholder dividends	(7,722)	(7,722)	(30,886)	(30,886)

Net loss attributable to SHR common shareholders	$(72,185)	$(285,083)	$(274,831)	$(348,177)

Basic and Diluted Loss Per Share:
Loss from continuing operations attributable to SHR common shareholders	$(1.23)	$(3.40)	$(3.53)	$(4.86)
Income (loss) from discontinued operations attributable to SHR	0.27	(0.39)	(0.12)	0.23

Net loss attributable to SHR common shareholders	$(0.96)	$(3.79)	$(3.65)	$(4.63)

Weighted average common shares outstanding	75,426	75,146	75,267	75,140

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Supplemental Financial Information
December 31, 2009 and 2008

Consolidated Balance Sheets

(in thousands, except share data)

	December 31,
	2009	2008
Assets
Investment in hotel properties, net	$2,162,584	$2,383,860
Goodwill	75,758	120,329
Intangible assets, net of accumulated amortization of $4,400 and $3,096	34,046	32,277
Investment in joint ventures	46,745	82,122
Cash and cash equivalents	116,310	80,954
Restricted cash and cash equivalents	22,829	37,358
Accounts receivable, net of allowance for doubtful accounts of $2,657 and $2,203	54,524	70,945
Deferred financing costs, net of accumulated amortization of $12,543 and $6,655	11,225	10,375
Deferred tax assets	34,244	38,260
Other assets	39,878	52,687

Total assets	$2,598,143	$2,909,167

Liabilities and Equity
Liabilities:
Mortgages and other debt payable	$1,300,745	$1,301,535
Exchangeable senior notes, net of discount	169,452	165,155
Bank credit facility	178,000	206,000
Accounts payable and accrued expenses	236,269	281,918
Deferred tax liabilities	16,940	34,236
Deferred gain on sale of hotels	101,852	104,251

Total liabilities	2,003,258	2,093,095

Noncontrolling interests in SHR’s operating partnership	2,717	5,330

Equity:
SHR’s shareholders’ equity:
8.50% Series A Cumulative Redeemable Preferred Stock ($0.01 par value; 4,488,750 shares issued and outstanding; liquidation preference $25.00 per share)	108,206	108,206
8.25% Series B Cumulative Redeemable Preferred Stock ($0.01 par value; 4,600,000 shares issued and outstanding; liquidation preference $25.00 per share)	110,775	110,775
8.25% Series C Cumulative Redeemable Preferred Stock ($0.01 par value; 5,750,000 shares issued and outstanding; liquidation preference $25.00 per share)	138,940	138,940
Common shares ($0.01 par value; 150,000,000 common shares authorized; 75,253,252 and 74,410,012 common shares issued and outstanding)	752	744
Additional paid-in capital	1,233,856	1,228,774
Accumulated deficit	(954,208)	(710,263)
Accumulated other comprehensive loss	(69,341)	(93,637)

Total SHR’s shareholders’ equity	568,980	783,539
Noncontrolling interests in consolidated affiliates	23,188	27,203

Total equity	592,168	810,742

Total liabilities and equity	$2,598,143	$2,909,167

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Supplemental Financial Information
Three Months and Years Ended December 31, 2009 and 2008

Discontinued Operations

The results of operations of hotels sold are classified as discontinued operations and segregated in the consolidated statements of operations for all periods presented. The following hotels were sold during 2009 and 2008 (in thousands):

Hotel	Date Sold	Net Sales Proceeds
Renaissance Paris Hotel Le Parc Trocadero	December 21, 2009	$50,275
Four Seasons Mexico City	October 29, 2009	$52,156
Hyatt Regency Phoenix	July 2, 2008	$89,581

The following is a summary of income (loss) from discontinued operations for the three months and years ended December 31, 2009 and 2008 (in thousands):

	Three Months Ended December 31,		Years Ended December 31,
	2009	2008	2009	2008

Hotel operating revenues	$7,643	$13,026	$31,892	$70,808

Operating costs and expenses	4,231	8,154	24,687	50,554
Depreciation and amortization	413	1,521	5,019	7,079
Impairment losses	—	33,335	30,795	33,335

Total operating costs and expenses	4,644	43,010	60,501	90,968

Operating income (loss)	2,999	(29,984)	(28,609)	(20,160)

Interest income	—	2	3	19
Foreign currency exchange gain	39	291	82	299
Other expenses, net	(82)	—	(82)	(257)
Income tax (expense) benefit	(294)	(406)	1,125	458
Gain (loss) on sale of assets	18,164	(180)	18,164	37,482

Income (loss) from discontinued operations	$20,826	$(30,277)	$(9,317)	$17,841

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Supplemental Financial Information
Three Months and Years Ended December 31, 2009 and 2008

Investment in the Hotel del Coronado

(in thousands)

On January 9, 2006, we purchased a 45% interest in the joint venture that owns the Hotel del Coronado. We account for this investment using the equity method of accounting.

	Three Months Ended December 31,		Years Ended December 31,
	2009	2008	2009	2008
Total revenues (100%)	$19,676	$32,484	$116,297	$150,808
Property EBITDA (100%)	$5,767	$11,148	$37,988	$56,846

Equity in (losses) earnings of joint venture (SHR 45% ownership)
Property EBITDA	$2,595	$5,017	$17,095	$25,581
Depreciation and amortization	(1,973)	(1,884)	(7,736)	(7,379)
Interest expense	(1,874)	(3,710)	(7,799)	(15,204)
Other expenses, net	(120)	(1,240)	(353)	(1,378)
Income taxes	469	108	(82)	(284)

Equity in (losses) earnings of joint venture	$(903)	$(1,709)	$1,125	$1,336

EBITDA Contribution from investment in Hotel del Coronado
Equity in (losses) earnings of joint venture	$(903)	$(1,709)	$1,125	$1,336
Depreciation and amortization	1,973	1,884	7,736	7,379
Interest expense	1,874	3,710	7,799	15,204
Income taxes	(469)	(108)	82	284

EBITDA Contribution for investment in Hotel del Coronado	$2,475	$3,777	$16,742	$24,203

FFO Contribution from investment in Hotel del Coronado
Equity in (losses) earnings of joint venture	$(903)	$(1,709)	$1,125	$1,336
Depreciation and amortization	1,973	1,884	7,736	7,379

FFO Contribution for investment in Hotel del Coronado	$1,070	$175	$8,861	$8,715

Debt	Interest Rate	Spread over LIBOR	Loan Amount	Maturity
CMBS Mortgage and Mezzanine	2.31%	208 bp	$610,000	January 2011 (a)
Revolving Credit Facility	2.73%	250 bp	18,500	January 2011 (a)

			628,500

Cash and cash equivalents			(12,009)

Net Debt			$616,491

(a) Includes extension options.

Cap	Effective Date	LIBOR Cap Rate	Notional Amount	Maturity
CMBS Mortgage and Mezzanine Loan and Revolving Credit Facility Cap	January 2010	2.0%	$630,000	January 2011

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Supplemental Financial Information
Three Months and Years Ended December 31, 2009 and 2008

Summary of Residential Activity

(in thousands)

On January 9, 2006, we purchased a 45% interest in a joint venture that owns the North Beach Venture development adjacent to the Hotel del Coronado. We account for this investment using the equity method of accounting. We own a 31% interest in a joint venture that is developing the Four Seasons Residence Club Punta Mita (RCPM) adjacent to the Four Seasons Punta Mita Resort. We account for this investment using the equity method of accounting. In addition, we engage in certain activities related to potential development projects such as condominium-hotel units, fractional ownership units and other for-sale residential units.

	Three Months Ended December 31,		Years Ended December 31,
	2009	2008	2009	2008
North Beach Venture
Hotel condominium sales (100%)	$—	$2,750	$—	$2,828
Hotel condominium cost of sales (100%)	$—	$(1,912)	$(4)	$(2,221)

SHR’s 45% share
Hotel condominium sales	$—	$1,238	$—	$1,273
Hotel condominium cost of sales	—	(860)	(2)	(999)
Other income (expenses), net	15	43	(186)	128
Income taxes	(81)	317	—	325

SHR’s share of net (loss) income	$(66)	$738	$(188)	$727

Net (loss) income	$(66)	$738	$(188)	$727
Income taxes	81	(317)	—	(325)

EBITDA Contribution for investment in North Beach Venture	$15	$421	$(188)	$402

FFO Contribution for investment in North Beach Venture	$(66)	$738	$(188)	$727

	Three Months Ended December 31,		Years Ended December 31,
	2009	2008	2009	2008
RCPM
SHR’s 31% share
Sales	$978	$1,602	$2,709	$4,914

EBITDA Contribution for investment in RCPM	$259	$691	$570	$1,545

FFO Contribution for investment in RCPM	$170	$460	$380	$987

SHR’s share of total residential activity:
Sales	$978	$2,840	$2,709	$6,187

EBITDA	$274	$1,112	$382	$1,947

FFO	$104	$1,198	$192	$1,714

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Supplemental Financial Information
Three Months and Years Ended December 31, 2009 and 2008

Leasehold Information

(in thousands)

	Three Months Ended December 31,		Years Ended December 31,
	2009	2008	2009	2008

Paris Marriott Champs Elysees:
Property EBITDA	$4,368	$3,874	$17,739	$21,248
Revenue (a)	$4,368	$3,874	$17,739	$21,248

Lease Expense	(3,236)	(2,831)	(12,219)	(12,536)
Less: Deferred Gain on Sale Leaseback	(1,237)	(1,091)	(4,685)	(4,933)

Adjusted Lease Expense	(4,473)	(3,922)	(16,904)	(17,469)

EBITDA Contribution from Leasehold	$(105)	$(48)	$835	$3,779

Marriott Hamburg:
Property EBITDA	$1,567	$1,406	$5,847	$6,247
Revenue (a)	$1,345	$1,170	$4,858	$5,387

Lease Expense	(1,255)	(1,095)	(4,752)	(4,953)
Less: Deferred Gain on Sale Leaseback	(58)	(50)	(217)	(228)

Adjusted Lease Expense	(1,313)	(1,145)	(4,969)	(5,181)

EBITDA Contribution from Leasehold	$32	$25	$(111)	$206

Total Leaseholds:
Property EBITDA	$5,935	$5,280	$23,586	$27,495
Revenue (a)	$5,713	$5,044	$22,597	$26,635

Lease Expense	(4,491)	(3,926)	(16,971)	(17,489)
Less: Deferred Gain on Sale Leaseback	(1,295)	(1,141)	(4,902)	(5,161)

Adjusted Lease Expense	(5,786)	(5,067)	(21,873)	(22,650)

EBITDA Contribution from Leasehold	$(73)	$(23)	$724	$3,985

	December 31,
	2009	2008
Security Deposits (b):
Paris Marriott Champs Elysees	$10,720	$15,507
Marriott Hamburg	7,158	6,984

Total	$17,878	$22,491

(a)	For the three months and years ended December 31, 2009 and 2008, Revenue for the Paris Marriott Champs Elysees represents Property EBITDA. For the three months and years ended December 31, 2009 and 2008, Revenue for the Marriott Hamburg represents lease revenue.

(b)	The security deposits are recorded in other assets on the consolidated balance sheets.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Supplemental Financial Information
December 31, 2009

Non-GAAP Financial Measures

In addition to REIT hotel income, five other non-GAAP financial measures are presented for the Company that we believe are useful to management and investors as key measures of our operating performance: Funds from Operations (FFO); FFO - Fully Diluted; Comparable FFO; Earnings Before Interest Expense, Taxes, Depreciation and Amortization (EBITDA); and Comparable EBITDA. A reconciliation of these measures to net loss attributable to SHR common shareholders, the most directly comparable GAAP measure, is set forth in the following tables.

We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which adopted a definition of FFO in order to promote an industry-wide standard measure of REIT operating performance. NAREIT defines FFO as net income (or loss) (computed in accordance with GAAP) excluding losses or gains from sales of depreciable property plus real estate-related depreciation and amortization, and after adjustments for our portion of these items related to unconsolidated partnerships and joint ventures. We also present FFO - Fully Diluted, which is FFO plus income or loss on income attributable to convertible noncontrolling interests. We also present Comparable FFO, which is FFO - Fully Diluted excluding the impact of any gains or losses on early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and other non-recurring charges. We believe that the presentation of FFO, FFO - Fully Diluted and Comparable FFO provides useful information to management and investors regarding our results of operations because they are measures of our ability to fund capital expenditures and expand our business. In addition, FFO is widely used in the real estate industry to measure operating performance without regard to items such as depreciation and amortization. We also present Comparable FFO per diluted share as a non-GAAP measure of our performance. We calculate Comparable FFO per diluted share for a given operating period as our Comparable FFO (as defined above) divided by the weighted average of fully diluted shares outstanding. Comparable FFO per diluted share, in accordance with NAREIT, is adjusted for the effects of dilutive securities. Dilutive securities may include shares granted under share-based compensation plans, operating partnership units and exchangeable debt securities. No effect is shown for securities that are anti-dilutive.

EBITDA represents net loss attributable to SHR common shareholders excluding: (i) interest expense, (ii) income taxes, including deferred income tax benefits and expenses applicable to our foreign subsidiaries and income taxes applicable to sale of assets; and (iii) depreciation and amortization. EBITDA also excludes interest expense, income taxes and depreciation and amortization of our equity method investments. EBITDA is presented on a full participation basis, which means we have assumed conversion of all convertible noncontrolling interests of our operating partnership into our common stock and includes preferred dividends. We believe this treatment of noncontrolling interests provides more useful information for management and our investors and appropriately considers our current capital structure. We also present Comparable EBITDA, which eliminates the effect of realizing deferred gains on our sale leasebacks, as well as the effect of gains or losses on sales of assets, early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and other non-recurring charges. We believe EBITDA and Comparable EBITDA are useful to management and investors in evaluating our operating performance because they provide management and investors with an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We also believe they help management and investors meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our asset base (primarily depreciation and amortization) from our operating results. Our management also uses EBITDA and Comparable EBITDA as measures in determining the value of acquisitions and dispositions.

We caution investors that amounts presented in accordance with our definitions of FFO, FFO - Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may not be comparable to similar measures disclosed by other companies, since not all companies calculate these non-GAAP measures in the same manner. FFO, FFO - Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA should not be considered as an alternative measure of our net loss or operating performance. FFO, FFO - Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that FFO, FFO - Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA can enhance your understanding of our financial condition and results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily a better indicator of any trend as compared to comparable GAAP measures such as net loss attributable to SHR common shareholders. In addition, you should be aware that adverse economic and market conditions might negatively impact our cash flow. Below, we have provided a quantitative reconciliation of FFO, FFO - Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA to the most directly comparable GAAP financial performance measure, which is net loss attributable to SHR common shareholders, and provide an explanatory description by footnote of the items excluded from FFO, FFO - Fully Diluted, and EBITDA.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Supplemental Financial Information
Three Months and Years Ended December 31, 2009 and 2008

Reconciliation of Net Loss Attributable to SHR Common Shareholders to EBITDA and Comparable EBITDA

(in thousands)

	Three Months Ended December 31,		Years Ended December 31,
	2009	2008	2009	2008

Net loss attributable to SHR common shareholders	$(72,185)	$(285,083)	$(274,831)	$(348,177)
Depreciation and amortization - continuing operations	36,171	30,789	139,243	116,538
Depreciation and amortization - discontinued operations	413	1,521	5,019	7,079
Interest expense - continuing operations	25,393	21,891	102,521	89,445
Income taxes - continuing operations	2,086	3,267	3,929	10,560
Income taxes - discontinued operations	294	406	(1,125)	(458)
Noncontrolling interests	(832)	(3,578)	(3,129)	(4,065)
Adjustments from consolidated affiliates (a)	(2,647)	(2,096)	(9,460)	(8,354)
Adjustments from unconsolidated affiliates	3,498	5,276	15,934	22,985
Preferred shareholder dividends	7,722	7,722	30,886	30,886

EBITDA	(87)	(219,885)	8,987	(83,561)
Realized portion of deferred gain on sale leasebacks	(1,295)	(1,141)	(4,902)	(5,161)
Loss (gain) on sale of assets - continuing operations	472	(4)	477	(151)
(Gain) loss on sale of assets - discontinued operations	(18,164)	180	(18,164)	(37,482)
Loss on sale of noncontrolling interests in hotel properties	—	—	—	46
Impairment losses and other charges - continuing operations	49,795	231,806	100,009	328,485
Impairment losses and other charges - discontinued operations	—	33,335	30,795	33,335
Impairment losses and other charges - adjustments from consolidated affiliates	—	—	(169)	—
Foreign currency exchange loss - continuing operations (b)	1,789	5,187	2,119	1,113
Foreign currency exchange gain - discontinued operations (b)	(39)	(291)	(82)	(299)
Hyatt Regency La Jolla noncontrolling interest (a)	—	(530)	—	(4,593)
Distributions in excess of noncontrolling interest capital	—	—	—	2,499
Loss on early extinguishment of debt	—	—	883	—

Comparable EBITDA	$32,471	$48,657	$119,953	$234,231

(a)	The noncontrolling interest partner’s share of the Hyatt Regency La Jolla’s property EBITDA is not deducted from net loss attributable to SHR common shareholders under GAAP accounting rules for the three months and year ended December 31, 2008. Under new accounting rules effective January 1, 2009, the noncontrolling interest partner’s share of the Hyatt Regency La Jolla’s property EBITDA is included in adjustments from consolidated affiliates for the three months and year ended December 31, 2009.

(b)	Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Supplemental Financial Information
Three Months and Years Ended December 31, 2009 and 2008

Reconciliation of Net Loss Attributable to SHR Common Shareholders to

Funds From Operations (FFO), FFO - Fully Diluted and Comparable FFO

(in thousands, except per share data)

	Three Months Ended December 31,		Years Ended December 31,
	2009	2008	2009	2008

Net loss attributable to SHR common shareholders	$(72,185)	$(285,083)	$(274,831)	$(348,177)
Depreciation and amortization - continuing operations	36,171	30,789	139,243	116,538
Depreciation and amortization - discontinued operations	413	1,521	5,019	7,079
Corporate depreciation	(304)	(305)	(1,217)	(1,201)
Loss (gain) on sale of assets - continuing operations	472	(4)	477	(151)
(Gain) loss on sale of assets - discontinued operations	(18,164)	180	(18,164)	(37,482)
Loss on sale of noncontrolling interests in hotel properties	—	—	—	46
Realized portion of deferred gain on sale leasebacks	(1,295)	(1,141)	(4,902)	(5,161)
Deferred tax expense on realized portion of deferred gain on sale leasebacks	386	333	1,462	1,530
Noncontrolling interests adjustments	(488)	(437)	(1,928)	(1,677)
Adjustments from consolidated affiliates (a)	(1,971)	(1,372)	(7,619)	(5,376)
Adjustments from unconsolidated affiliates	2,005	1,884	7,864	7,379

FFO	(54,960)	(253,635)	(154,596)	(266,653)
Convertible noncontrolling interests	(344)	(3,141)	(1,201)	(2,388)

FFO - Fully Diluted	(55,304)	(256,776)	(155,797)	(269,041)
Impairment losses and other charges - continuing operations	49,795	231,806	100,009	328,485
Impairment losses and other charges - discontinued operations	—	33,335	30,795	33,335
Impairment losses and other charges - adjustments from consolidated affiliates	—	—	(169)	—
Foreign currency exchange loss, net of tax (b) - continuing operations	1,810	3,847	1,574	738
Foreign currency exchange gain (b) - discontinued operations	(39)	(291)	(82)	(299)
Hyatt Regency La Jolla noncontrolling interest (a)	—	(61)	—	(2,620)
Distributions in excess of noncontrolling interest capital	—	—	—	2,499
Loss on early extinguishment of debt	—	—	883	—

Comparable FFO	$(3,738)	$11,860	$(22,787)	$93,097

Comparable FFO per diluted share	$(0.05)	$0.16	$(0.30)	$1.22

Weighted average diluted shares	75,426	76,122	75,267	76,192

(a)	The noncontrolling interest partner’s share of the Hyatt Regency La Jolla’s property FFO is not deducted from net loss attributable to SHR common shareholders under GAAP accounting rules for the three months and year ended December 31, 2008. Under new accounting rules effective January 1, 2009, the noncontrolling interest partner’s share of the Hyatt Regency La Jolla’s property EBITDA is included in adjustments from consolidated affiliates for the three months and year ended December 31, 2009.

(b)	Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Supplemental Financial Information
December 31, 2009

Debt Summary

(dollars in thousands)

Debt	Interest Rate	Spread (a)	Loan Amount	Maturity (b)
Bank credit facility	3.98%	375 bp	$178,000	March 2011
Westin St. Francis	0.93%	70 bp	220,000	August 2011
Fairmont Scottsdale	0.79%	56 bp	180,000	September 2011
InterContinental Chicago	1.29%	106 bp	121,000	October 2011
InterContinental Miami	0.96%	73 bp	90,000	October 2011
Loews Santa Monica Beach Hotel	0.86%	63 bp	118,250	March 2012
Ritz-Carlton Half Moon Bay	0.90%	67 bp	76,500	March 2012
InterContinental Prague (c)	1.90%	120 bp (c)	148,886	March 2012
Exchangeable senior notes, net of discount (d)	3.50%	Fixed	169,452	April 2012
Fairmont Chicago	0.93%	70 bp	123,750	April 2012
Hyatt Regency La Jolla	1.23%	100 bp	97,500	September 2012
Marriott London Grosvenor Square (e)	1.71%	110 bp (e)	124,859	October 2013

			$1,648,197

(a)	Spread over LIBOR (0.23% at December 31, 2009).

(b)	Includes extension options, excluding the conditional one-year extension option on the bank credit facility.

(c)	Principal balance of €104,000,000 at December 31, 2009. Spread over three-month EURIBOR (0.70% at December 31, 2009).

(d)	Reflects the cash coupon.

(e)	Principal balance of £77,250,000 at December 31, 2009. Spread over three-month GBP LIBOR (0.61% at December 31, 2009).

U.S. Interest Rate Swaps

Swap Effective Date	Fixed Pay Rate Against LIBOR	Notional Amount	Maturity
April 2005	4.59%	$75,000	April 2012
June 2005	4.12%	50,000	June 2012
June 2006	5.50%	75,000	June 2013
August 2006	5.42%	100,000	August 2013
March 2007	4.84%	100,000	July 2012
March 2009	0.90%	75,000	April 2010
March 2009	1.12%	50,000	December 2010
March 2009	1.38%	50,000	August 2011
March 2009	1.02%	50,000	December 2010
March 2009	1.04%	100,000	February 2011
March 2009	1.22%	50,000	August 2011
September 2009	4.90%	100,000	September 2014
December 2009	4.96%	100,000	December 2014

	3.47%	$975,000

European Interest Rate Swap

Swap Effective Date	Fixed Pay Rate Against GBP LIBOR (f)	Notional Amount	Maturity
October 2007	3.22% - 5.72%	£77,250	October 2013

Swap Effective Date	Fixed Pay Rate Against EURIBOR	Notional Amount	Maturity
September 2008	4.53%	€104,000	March 2012

Forward-Starting Interest Rate Swaps

Swap Effective Date	Fixed Pay Rate Against LIBOR	Notional Amount	Maturity
April 2010	5.42%	75,000	April 2015
December 2010	5.23%	100,000	December 2015
February 2011	5.27%	100,000	February 2016

		$275,000

At December 31, 2009, future scheduled debt principal payments (including non-conditional extension options) are as follows:

Years ending December 31,	Amount
2010	$7,796
2011	796,796
2012	739,282
2013	114,871
2014	—
Thereafter	—

1,658,745
Less discount on exchangeable senior notes	(10,548)

Total	$1,648,197

Percent of fixed rate debt including U.S. and European swaps	86.0%
Weighted average interest rate including U.S. and European swaps (g)	4.15%
Weighted average maturity of fixed rate debt (debt with maturity of greater than one year)	3.41

(f)	In April 2009, we modified the GBP LIBOR interest rate swap agreement, which adjusts the fixed pay rate from 5.72% to 3.22% for the period from January 15, 2009 through January 17, 2011.

(g)	Excludes the amortization of deferred financing costs, amortization of the discount on the exchangeable senior notes and the amortization of the interest rate swap costs.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Supplemental Financial Information
December 31, 2009

Portfolio Data

Portfolio at December 31, 2009

Hotel	Location	Number of Rooms	% of Total Rooms	% of QTD December 2009 Property EBITDA	QTD December 2009 Property EBITDA

United States:
Westin St. Francis	San Francisco, CA	1,195	15%	15%	$6,058
InterContinental Chicago (a)	Chicago, IL	792	10%	12%	4,871
Hotel del Coronado (b)	Coronado, CA	757	10%	8%	2,595
Fairmont Chicago	Chicago, IL	687	9%	5%	2,086
Fairmont Scottsdale	Scottsdale, AZ	649	8%	1%	226
InterContinental Miami	Miami, FL	641	8%	2%	996
Hyatt Regency La Jolla (a)	La Jolla, CA	419	5%	0%	(26)
Ritz-Carlton Laguna Niguel	Dana Point, CA	396	5%	3%	1,307
Marriott Lincolnshire Resort	Lincolnshire, IL	389	5%	2%	949
Loews Santa Monica Beach Hotel	Santa Monica, CA	342	4%	4%	1,690
Ritz-Carlton Half Moon Bay	Half Moon Bay, CA	261	3%	2%	929
Four Seasons Washington, D.C.	Washington, D.C.	222	3%	8%	2,983

Total United States		6,750	85%	62%	24,664

Mexican:
Four Seasons Punta Mita Resort	Punta Mita, Mexico	173	2%	10%	3,894

Total Mexican		173	2%	10%	3,894

Total North American		6,923	87%	72%	28,558

European:
InterContinental Prague	Prague, Czech Republic	372	5%	7%	2,978
Marriott Hamburg (c)	Hamburg, Germany	278	3%	N/A	N/A
Marriott London Grosvenor Square	London, England	237	3%	10%	3,976
Paris Marriott Champs Elysees	Paris, France	192	2%	11%	4,368

Total European		1,079	13%	28%	11,322

		8,002	100%	100%	$39,880

(a)	On August 31, 2007, we sold 49% interests in the entities that own the InterContinental Chicago and Hyatt Regency La Jolla hotels. We consolidate these hotels for reporting purposes.

(b)	On January 9, 2006, we purchased a 45% interest in the joint venture that owns the Hotel del Coronado and account for our investment under the equity method of accounting. Our equity in earnings of the hotel joint venture is included in equity in earnings of joint ventures in our consolidated statements of operations. The percentage of Property EBITDA above has been calculated based on our 45% ownership.

(c)	We have a leasehold interest in this property and have not included it in the percentage of Property EBITDA calculation.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Supplemental Financial Information
Four Quarters Ended December 31, 2009

Seasonality by Geographic Region

Same store property revenues have been adjusted to show hotel performance on a comparable quarter-over-quarter basis. Adjustments include (i) exclusion of Four Seasons Mexico City and Renaissance Paris Hotel Le Parc Trocadero as their results of operations were reclassified to discontinued operations (ii) exclusion of the unconsolidated Hotel del Coronado and (iii) presentation of the hotels without regard to either ownership structure or leaseholds.

United States Hotels (as of December 31, 2009)

Same store property revenues - 11 Properties and 5,993 Rooms

	Three Months Ended
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	Total

Same store property revenues	$138,476	$151,197	$143,755	$146,928	$580,356
Same store seasonality %	23.9%	26.0%	24.8%	25.3%	100.0%

Mexican Hotel (as of December 31, 2009)

Same store property revenues - 1 Property and 173 Rooms

	Three Months Ended
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	Total

Same store property revenues	$14,742	$7,217	$5,604	$12,295	$39,858
Same store seasonality %	37.0%	18.1%	14.1%	30.8%	100.0%

North American Hotels (as of December 31, 2009)

Same store property revenues - 12 Properties and 6,166 Rooms

	Three Months Ended
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	Total

Same store property revenues	$153,218	$158,414	$149,359	$159,223	$620,214
Same store seasonality %	24.7%	25.5%	24.1%	25.7%	100.0%

European Hotels (as of December 31, 2009)

Same store property revenues - 4 Properties and 1,079 Rooms

	Three Months Ended
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	Total

Same store property revenues	$22,342	$30,847	$33,486	$33,281	$119,956
Same store seasonality %	18.6%	25.7%	27.9%	27.8%	100.0%

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Supplemental Financial Information
Three Months and Years Ended December 31, 2009 and 2008

Operating Statistics by Geographic Region

Operating results have been adjusted to show hotel performance on a comparable period basis. Adjustments are the (i) exclusion of unconsolidated Hotel del Coronado, (ii) exclusion of Hyatt Regency Phoenix, Four Seasons Mexico City and Renaissance Paris Hotel Le Parc Trocadero as these properties results of operations were reclassified to discontinued operations for the periods presented and (iii) presentation of the hotels without regard to either ownership structure or leaseholds.

United States Hotels (as of December 31, 2009)

11 Properties

5,993 Rooms

	Three Months Ended December 31,				Years Ended December 31,
	2009	2008	Change		2009	2008	Change

Average Daily Rate	$206.88	$234.61	-11.8%		$207.00	$244.17	-15.2%
Average Occupancy	64.3%	65.6%	(1.3	)pts	66.3%	71.8%	(5.5	)pts
RevPAR	$133.05	$153.94	-13.6%		$137.33	$175.24	-21.6%
Total RevPAR	$262.77	$310.83	-15.5%		$265.36	$335.35	-20.9%
Property EBITDA Margin	15.0%	20.7%	(5.7	)pts	16.3%	23.2%	(6.9	)pts

Mexican Hotel (as of December 31, 2009)

1 Property

173 Rooms

	Three Months Ended December 31,				Years Ended December 31,
	2009	2008	Change		2009	2008	Change

Average Daily Rate	$713.49	$742.94	-4.0%		$707.10	$757.49	-6.7%
Average Occupancy	56.6%	66.0%	(9.4	)pts	50.1%	73.7%	(23.6	)pts
RevPAR	$403.99	$490.22	-17.6%		$354.53	$558.06	-36.5%
Total RevPAR	$772.50	$882.18	-12.4%		$631.21	$977.37	-35.4%
Property EBITDA Margin	31.7%	35.3%	(3.6	)pts	33.0%	38.8%	(5.8	)pts

North American Hotels (as of December 31, 2009)

12 Properties

6,166 Rooms

	Three Months Ended December 31,				Years Ended December 31,
	2009	2008	Change		2009	2008	Change

Average Daily Rate	$219.27	$248.71	-11.8%		$217.68	$258.96	-15.9%
Average Occupancy	64.1%	65.6%	(1.5	)pts	65.9%	71.8%	(5.9	)pts
RevPAR	$140.55	$163.22	-13.9%		$143.42	$185.99	-22.9%
Total RevPAR	$276.88	$326.59	-15.2%		$275.62	$353.38	-22.0%
Property EBITDA Margin	16.3%	21.8%	(5.5	)pts	17.3%	24.4%	(7.1	)pts

European Hotels (as of December 31, 2009)

4 Properties

1,079 Rooms

	Three Months Ended				Years Ended
	December 31,				December 31,
	2009	2008	Change		2009	2008	Change

Average Daily Rate	$315.17	$284.90	10.6%		$300.13	$346.43	-13.4%
Average Occupancy	72.7%	73.2%	(0.5	)pts	71.7%	76.6%	(4.9	)pts
RevPAR	$229.21	$208.44	10.0%		$215.17	$265.37	-18.9%
Total RevPAR	$335.26	$315.83	6.2%		$304.58	$379.35	-19.7%
Property EBITDA Margin	38.7%	38.5%	0.2	pts	37.7%	39.3%	(1.6	)pts

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months and Years Ended December 31, 2009 and 2008

Selected Financial and Operating Information by Property

(In Thousands, Except Operating Information)

The following tables present selected financial and operating information by property for the three months and years ended December 31, 2009 and 2008. Property EBITDA reflects property net operating income plus depreciation and amortization.

	Three Months Ended December 31,				Years Ended December 31,
	2009	2008	Change		2009	2008	Change
UNITED STATES HOTELS:

FAIRMONT CHICAGO
Selected Financial Information:
Total revenues	$13,573	$16,959	(20.0)%		$51,297	$63,455	(19.2)%
Property EBITDA	$2,086	$4,335	(51.9)%		$6,305	$13,519	(53.4)%

Selected Operating Information:
Rooms	687	687	—		687	687	—
Average occupancy	57.4%	62.0%	(4.6	)pts	59.5%	62.1%	(2.6	)pts
ADR	$223.78	$248.45	(9.9)%		$201.54	$241.38	(16.5)%
RevPAR	$128.42	$154.15	(16.7)%		$119.84	$149.93	(20.1)%
Total RevPAR	$214.74	$268.31	(20.0)%		$204.57	$252.39	(18.9)%

FAIRMONT SCOTTSDALE
Selected Financial Information:
Total revenues	$14,890	$20,263	(26.5)%		$64,113	$89,530	(28.4)%
Property EBITDA	$226	$3,556	(93.6)%		$4,875	$18,707	(73.9)%

Selected Operating Information:
Rooms	649	649	—		649	649	—
Average occupancy	63.2%	57.1%	6.1	pts	61.8%	65.0%	(3.2	)pts
ADR	$172.70	$241.36	(28.4)%		$190.10	$258.31	(26.4)%
RevPAR	$109.15	$137.89	(20.8)%		$117.42	$167.78	(30.0)%
Total RevPAR	$249.38	$339.36	(26.5)%		$270.65	$376.91	(28.2)%

FOUR SEASONS WASHINGTON, D.C.
Selected Financial Information:
Total revenues	$15,243	$13,916	9.5%		$57,036	$51,414	10.9%
Property EBITDA (a)	$2,983	$2,506	19.0%		$11,332	$7,806	45.2%

Selected Operating Information:
Rooms	222	211	11		222	211	11
Average occupancy	68.9%	63.4%	5.5	pts	67.9%	66.2%	1.7	pts
ADR	$512.73	$580.00	(11.6)%		$509.53	$533.61	(4.5)%
RevPAR	$353.19	$367.62	(3.9)%		$346.04	$353.50	(2.1)%
Total RevPAR	$746.31	$716.89	4.1%		$703.89	$665.76	5.7%

HOTEL DEL CORONADO
Selected Financial Information (Amounts below are 100% of operations, of which SHR owns 45%):
Total revenues	$19,676	$32,484	(39.4)%		$116,297	$150,808	(22.9)%
Property EBITDA	$5,767	$11,148	(48.3)%		$37,988	$56,846	(33.2)%

Selected Operating Information:
Rooms	757	757	—		757	757	—
Average occupancy	51.2%	58.5%	(7.3	)pts	61.2%	70.7%	(9.5	)pts
ADR	$284.13	$330.72	(14.1)%		$327.52	$366.62	(10.7)%
RevPAR	$145.54	$193.55	(24.8)%		$200.30	$259.24	(22.7)%
Total RevPAR	$282.53	$466.43	(39.4)%		$420.90	$544.31	(22.7)%

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Supplemental Financial Information Three Months and Years Ended December 31, 2009 and 2008

	Three Months Ended December 31,				Years Ended December 31,
	2009	2008	Change		2009	2008	Change

HYATT REGENCY LA JOLLA
Selected Financial Information:
Total revenues	$7,079	$8,050	(12.1)%		$32,279	$39,883	(19.1)%
Property EBITDA	$(26)	$1,168	(102.2)%		$4,965	$9,799	(49.3)%

Selected Operating Information:
Rooms	419	419	—		419	419	—
Average occupancy	60.5%	65.3%	(4.8	)pts	71.5%	76.1%	(4.6	)pts
ADR	$144.98	$162.50	(10.8)%		$152.78	$182.67	(16.4)%
RevPAR	$87.66	$106.07	(17.4)%		$109.17	$139.07	(21.5)%
Total RevPAR	$183.64	$208.84	(12.1)%		$211.06	$260.07	(18.8)%

INTERCONTINENTAL CHICAGO
Selected Financial Information:
Total revenues	$16,783	$19,310	(13.1)%		$63,716	$78,722	(19.1)%
Property EBITDA	$4,871	$6,537	(25.5)%		$17,306	$25,886	(33.1)%

Selected Operating Information:
Rooms	792	792	—		792	792	—
Average occupancy	72.5%	77.1%	(4.6	)pts	76.1%	81.0%	(4.9	)pts
ADR	$196.81	$216.29	(9.0)%		$175.83	$210.44	(16.4)%
RevPAR	$142.69	$166.73	(14.4)%		$133.84	$170.45	(21.5)%
Total RevPAR	$230.33	$265.02	(13.1)%		$220.41	$271.57	(18.8)%

INTERCONTINENTAL MIAMI
Selected Financial Information:
Total revenues	$9,051	$11,530	(21.5)%		$40,845	$53,758	(24.0)%
Property EBITDA (a)	$996	$1,212	(17.8)%		$6,870	$12,877	(46.6)%

Selected Operating Information:
Rooms	641	641	—		641	641	—
Average occupancy	55.6%	61.7%	(6.1	)pts	57.9%	67.7%	(9.8	)pts
ADR	$150.13	$177.05	(15.2)%		$170.29	$197.68	(13.9)%
RevPAR	$83.45	$109.25	(23.6)%		$98.54	$133.89	(26.4)%
Total RevPAR	$153.49	$195.52	(21.5)%		$174.58	$229.14	(23.8)%

LOEWS SANTA MONICA BEACH HOTEL
Selected Financial Information:
Total revenues	$8,911	$10,035	(11.2)%		$38,581	$47,899	(19.5)%
Property EBITDA	$1,690	$2,813	(39.9)%		$8,480	$15,083	(43.8)%

Selected Operating Information:
Rooms	342	342	—		342	342	—
Average occupancy	69.5%	70.3%	(0.8	)pts	77.4%	83.5%	(6.1	)pts
ADR	$259.39	$280.99	(7.7)%		$262.88	$309.08	(14.9)%
RevPAR	$180.34	$197.42	(8.6)%		$203.48	$258.00	(21.1)%
Total RevPAR	$283.22	$318.92	(11.2)%		$309.07	$382.67	(19.2)%

MARRIOTT LINCOLNSHIRE RESORT
Selected Financial Information:
Total revenues	$9,680	$11,907	(18.7)%		$30,566	$38,456	(20.5)%
Property EBITDA	$949	$1,703	(44.3)%		$2,496	$6,267	(60.2)%

Selected Operating Information:
Rooms	389	389	—		389	389	—
Average occupancy	49.3%	54.7%	(5.4	)pts	48.4%	59.3%	(10.9	)pts
ADR	$110.36	$124.50	(11.4)%		$115.09	$129.19	(10.9)%
RevPAR	$54.45	$68.06	(20.0)%		$55.69	$76.65	(27.3)%
Total RevPAR	$222.18	$257.23	(13.6)%		$215.87	$266.46	(19.0)%

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Supplemental Financial Information Three Months and Years Ended December 31, 2009 and 2008

	Three Months Ended December 31,				Years Ended December 31,
	2009	2008	Change		2009	2008	Change

RITZ-CARLTON HALF MOON BAY
Selected Financial Information:
Total revenues	$11,982	$13,279	(9.8)%		$45,771	$60,140	(23.9)%
Property EBITDA (a)	$929	$2,083	(55.4)%		$4,527	$11,846	(61.8)%

Selected Operating Information:
Rooms	261	261	—		261	261	—
Average occupancy	62.3%	59.2%	3.1	pts	58.8%	69.4%	(10.6	)pts
ADR	$308.32	$360.38	(14.4)%		$306.95	$363.44	(15.5)%
RevPAR	$192.19	$213.38	(9.9)%		$180.45	$252.38	(28.5)%
Total RevPAR	$498.99	$553.01	(9.8)%		$480.46	$629.57	(23.7)%

RITZ-CARLTON LAGUNA NIGUEL
Selected Financial Information:
Total revenues	$11,517	$15,515	(25.8)%		$53,665	$75,466	(28.9)%
Property EBITDA	$1,307	$2,945	(55.6)%		$10,157	$20,389	(50.2)%

Selected Operating Information:
Rooms	396	396	—		396	396	—
Average occupancy	40.9%	49.0%	(8.1	)pts	49.4%	60.6%	(11.2	)pts
ADR	$305.29	$338.08	(9.7)%		$344.41	$394.06	(12.6)%
RevPAR	$124.93	$165.55	(24.5)%		$170.17	$238.79	(28.7)%
Total RevPAR	$316.11	$425.86	(25.8)%		$371.28	$520.68	(28.7)%

WESTIN ST. FRANCIS
Selected Financial Information:
Total revenues	$28,219	$33,564	(15.9)%		$102,484	$136,143	(24.7)%
Property EBITDA	$6,058	$7,170	(15.5)%		$17,101	$28,531	(40.1)%

Selected Operating Information:
Rooms	1,195	1,195	—		1,195	1,195	—
Average occupancy	81.3%	77.5%	3.8	pts	78.7%	81.5%	(2.8	)pts
ADR	$186.18	$211.62	(12.0)%		$177.49	$210.27	(15.6)%
RevPAR	$151.31	$164.00	(7.7)%		$139.66	$171.34	(18.5)%
Total RevPAR	$256.67	$305.29	(15.9)%		$234.96	$311.28	(24.5)%

(a)	For the year ended December 31, 2008, Property EBITDA excludes the write-off of capitalized costs related to abandoned capital projects of $98,000.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Supplemental Financial Information Three Months and Years Ended December 31, 2009 and 2008

	Three Months Ended December 31,				Years Ended December 31,
	2009	2008	Change		2009	2008	Change

MEXICAN HOTELS:

FOUR SEASONS PUNTA MITA RESORT
Selected Financial Information:
Total revenues	$12,295	$14,041	(12.4)%		$39,858	$61,885	(35.6)%
Property EBITDA	$3,894	$4,962	(21.5)%		$13,136	$23,991	(45.2)%

Selected Operating Information:
Rooms	173	173	—		173	173	—
Average occupancy	56.6%	66.0%	(9.4	)pts	50.1%	73.7%	(23.6	)pts
ADR	$713.49	$742.94	(4.0)%		$707.10	$757.49	(6.7)%
RevPAR	$403.99	$490.22	(17.6)%		$354.53	$558.06	(36.5)%
Total RevPAR	$772.50	$882.18	(12.4)%		$631.21	$977.37	(35.4)%

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Supplemental Financial Information Three Months and Years Ended December 31, 2009 and 2008

	Three Months Ended December 31,				Years Ended December 31,
	2009	2008	Change		2009	2008	Change

EUROPEAN HOTELS:

INTERCONTINENTAL PRAGUE
Selected Financial Information:
Total revenues	$7,479	$7,611	(1.7)%		$28,393	$38,943	(27.1)%
Property EBITDA	$2,978	$2,990	(0.4)%		$9,784	$15,443	(36.6)%

Selected Operating Information:
Rooms	372	372	—		372	372	—
Average Occupancy	59.8%	60.2%	(0.4	)pts	57.6%	68.2%	(10.6	)pts
ADR	$209.24	$205.95	1.6%		$203.86	$249.42	(18.3)%
RevPAR	$125.12	$123.89	1.0%		$117.49	$170.13	(30.9)%
Total RevPAR	$218.53	$222.39	(1.7)%		$209.11	$286.03	(26.9)%

MARRIOTT HAMBURG
Selected Financial Information:
Total revenues	$6,004	$5,505	9.1%		$21,226	$23,945	(11.4)%
Property EBITDA	$1,567	$1,406	11.5%		$5,847	$6,247	(6.4)%

Selected Operating Information:
Rooms	278	278	—		278	278	—
Average occupancy	80.2%	81.5%	(1.3	)pts	82.3%	83.1%	(0.8	)pts
ADR	$186.13	$175.76	5.9%		$170.87	$197.78	(13.6)%
RevPAR	$149.20	$143.28	4.1%		$140.56	$164.39	(14.5)%
Total RevPAR	$234.75	$215.23	9.1%		$209.19	$235.33	(11.1)%

MARRIOTT LONDON GROSVENOR SQUARE
Selected Financial Information:
Total revenues	$9,706	$8,956	8.4%		$30,187	$38,723	(22.0)%
Property EBITDA	$3,976	$3,802	4.6%		$11,863	$15,931	(25.5)%

Selected Operating Information:
Rooms	237	237	—		237	237	—
Average occupancy	80.6%	73.7%	6.9	pts	76.2%	72.9%	3.3	pts
ADR	$355.72	$315.98	12.6%		$321.10	$410.04	(21.7)%
RevPAR	$286.85	$232.81	23.2%		$244.67	$298.99	(18.2)%
Total RevPAR	$445.16	$410.76	8.4%		$348.96	$447.04	(21.9)%

PARIS MARRIOTT CHAMPS ELYSEES
Selected Financial Information:
Total revenues	$10,092	$9,280	8.8%		$40,150	$48,155	(16.6)%
Property EBITDA	$4,368	$3,874	12.8%		$17,739	$21,248	(16.5)%

Selected Operating Information:
Rooms	192	192	—		192	192	—
Average occupancy	77.2%	85.6%	(8.4	)pts	78.1%	88.0%	(9.9	)pts
ADR	$615.74	$509.81	20.8%		$609.70	$630.56	(3.3)%
RevPAR	$475.58	$436.50	9.0%		$476.06	$554.64	(14.2)%
Total RevPAR	$571.31	$525.35	8.7%		$572.92	$685.27	(16.4)%

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Supplemental Financial Information Three Months and Years Ended December 31, 2009 and 2008

Reconciliation of Property EBITDA to EBITDA

(in thousands)

	Three Months Ended December 31,				Years Ended December 31,
	2009		2008		2009		2008
Hotel	Property EBITDA	EBITDA	Property EBITDA	EBITDA	Property EBITDA	EBITDA	Property EBITDA	EBITDA

Fairmont Chicago	$2,086	$2,086	$4,335	$4,335	$6,305	$6,305	$13,519	$13,519
Fairmont Scottsdale	226	226	3,556	3,556	4,875	4,875	18,707	18,707
Four Seasons Washington, D.C.	2,983	2,983	2,506	2,506	11,332	11,332	7,806	7,806
Hotel del Coronado	5,767	—	11,148	—	37,988	—	56,846	—
Hyatt Regency La Jolla	(26)	(26)	1,168	1,168	4,965	4,965	9,799	9,799
InterContinental Chicago	4,871	4,871	6,537	6,537	17,306	17,306	25,886	25,886
InterContinental Miami	996	996	1,212	1,212	6,870	6,870	12,877	12,877
Loews Santa Monica Beach Hotel	1,690	1,690	2,813	2,813	8,480	8,480	15,083	15,083
Marriott Lincolnshire Resort	949	949	1,703	1,703	2,496	2,496	6,267	6,267
Ritz-Carlton Half Moon Bay	929	929	2,083	2,083	4,527	4,527	11,846	11,846
Ritz-Carlton Laguna Niguel	1,307	1,307	2,945	2,945	10,157	10,157	20,389	20,389
Westin St. Francis	6,058	6,058	7,170	7,170	17,101	17,101	28,531	28,531
Four Seasons Punta Mita Resort	3,894	3,894	4,962	4,962	13,136	13,136	23,991	23,991
InterContinental Prague	2,978	2,978	2,990	2,990	9,784	9,784	15,443	15,443
Marriott Hamburg (a)	1,567	89	1,406	76	5,847	109	6,247	439
Marriott London Grosvenor Square	3,976	3,976	3,802	3,802	11,863	11,863	15,931	15,931
Paris Marriott Champs Elysees (b)	4,368	1,133	3,874	1,042	17,739	5,520	21,248	9,214

	$44,619	$34,139	$64,210	$48,900	$190,771	$134,826	$310,416	$235,728

Adjustments:
Impairment losses and other charges		(49,795)		(231,806)		(100,009)		(328,485)
Corporate expenses		(4,778)		(5,309)		(25,703)		(26,369)
Interest income		27		315		738		1,796
Loss on early extinguishment of debt		—		—		(883)		—
Loss on sale of noncontrolling interests in hotel properties		—		—		—		(46)
Equity in (losses) earnings of joint ventures		(426)		(360)		1,718		2,810
Foreign currency exchange loss		(1,789)		(5,187)		(2,119)		(1,113)
Other expenses, net		(777)		(196)		(609)		(690)
Income (loss) from discontinued operations		20,826		(30,277)		(9,317)		17,841
Depreciation expense - discontinued operations		413		1,521		5,019		7,079
Income taxes - discontinued operations		294		406		(1,125)		(458)
Noncontrolling interest in consolidated affiliates		403		(983)		(641)		(3,870)
Distributions in excess of noncontrolling interest capital		—		—		—		(2,499)
Adjustments from consolidated affiliates		(2,647)		(2,096)		(9,460)		(8,354)
Adjustments from unconsolidated affiliates		3,498		5,276		15,934		22,985
Adjustments for abandoned capital projects		—		—		—		(98)
Other adjustments		525		(89)		618		182

EBITDA		$(87)		$(219,885)		$8,987		$(83,561)

(a)	We have a leasehold interest in this property. Therefore, EBITDA represents the lease revenue less the lease expense recorded in our statements. Property EBITDA represents the revenue less expenses generated by the property.

(b)	Effective January 1, 2008, we no longer sublease the operations of the Paris Marriott Champs Elysees to a third party and reflect the operating results of the Paris Marriott Champs Elysees in our consolidated statements of operations. Property EBITDA represents the revenue less expenses generated by the property.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Supplemental Financial Information Three Months and Years Ended December 31, 2009 and 2008

Reconciliation of Property EBITDA to Comparable EBITDA

(in thousands)

	Three Months Ended December 31, 2009			Year Ended December 31, 2009
	Property EBITDA	Adjustments	Comparable EBITDA	Property EBITDA	Adjustments	Comparable EBITDA

Meetings & Business Hotels:
Fairmont Chicago	$2,086	$—	$2,086	$6,305	$—	$6,305
Fairmont Scottsdale	226	—	226	4,875	—	4,875
Four Seasons Washington, D.C.	2,983	—	2,983	11,332	—	11,332
Hyatt Regency La Jolla	(26)	13	(13)	4,965	(2,433)	2,532
InterContinental Chicago	4,871	(2,387)	2,484	17,306	(8,480)	8,826
InterContinental Miami	996	—	996	6,870	—	6,870
Westin St. Francis	6,058	—	6,058	17,101	—	17,101

Total Meetings & Business Hotels	17,194	(2,374)	14,820	68,754	(10,913)	57,841

Ocean Front Resorts:
Four Seasons Punta Mita Resort	3,894	—	3,894	13,136	—	13,136
Hotel del Coronado	5,767	(3,292)	2,475	37,988	(21,246)	16,742
Loews Santa Monica Beach Hotel	1,690	—	1,690	8,480	—	8,480
Ritz-Carlton Half Moon Bay	929	—	929	4,527	—	4,527
Ritz-Carlton Laguna Niguel	1,307	—	1,307	10,157	—	10,157

Total Ocean Front Resorts	13,587	(3,292)	10,295	74,288	(21,246)	53,042

European Hotels:
InterContinental Prague	2,978	—	2,978	9,784	—	9,784
Marriott Hamburg	1,567	(1,535)	32	5,847	(5,958)	(111)
Marriott London Grosvenor Square	3,976	—	3,976	11,863	—	11,863
Paris Marriott Champs Elysees	4,368	(4,473)	(105)	17,739	(16,904)	835

Total European Hotels	12,889	(6,008)	6,881	45,233	(22,862)	22,371

Non-Core Assets:
Marriott Lincolnshire Resort	949	—	949	2,496	—	2,496

Total Non-Core Assets	949	—	949	2,496	—	2,496

	$44,619	$(11,674)	$32,945	$190,771	$(55,021)	$135,750

	% of QTD Comparable EBITDA	% of YTD Comparable EBITDA
Meetings & Business Hotels	45%	43%
Ocean Front Resorts	31%	39%
European Hotels	21%	16%
Non-Core Assets	3%	2%

Total	100%	100%